SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                August 8, 1997
                                                                --------------


                           WINSTAR COMMUNICATIONS INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                    1-10726                   13-3585278
(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)            Identification No.)




230 Park Avenue, New York, New York                                 10169
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code    (212) 645-5000



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)





                             Exhibit Index -- Page 6

                                Page 1 of 5 Pages

Item 5.           Other Events.

                  Private Placement of Debt Securities

         On August 8, 1997, WinStar Equipment II Corp. (the "Company"), a newly formed wholly owned subsidiary of WinStar Communications, Inc. ("WinStar"), issued an aggregate of $50 million of New Senior Secured Notes (as defined below) in an institutional private placement (the "August 1997 Debt Placement") conducted through Credit Suisse First Boston Corporation ("CSFBC") and BT Securities Corporation ("BT"), the initial purchasers of the New Senior Secured Notes (the "Initial Purchasers"). The August 1997 Debt Placement was consummated pursuant to a $150 million facility WinStar had obtained from affiliates of the Initial Purchasers in March 1997 in conjunction with the issuance by WinStar and WinStar Equipment Corp., a wholly owned subsidiary of WinStar ("WEC"), of $300 million of notes in an institutional private placement conducted through the Initial Purchasers ("March 1997 Debt Placement"). WinStar continues to have available $100 million of such facility (the issuance of the New Senior Secured Notes reducing availability by $50 million), which, subject to WinStar satisfying various operating and financial criteria, may be drawn by WinStar on March 31, 1999. The amount of this commitment may be further reduced in certain circumstances, including as a result of the issuance of additional securities by WinStar prior to March 31, 1999.

         The  August  1997  Debt  Placement  consisted  of  $50  million  of the
Company's 12 1/2% Senior Secured Notes due 2004 (the "New Senior Secured Notes"), unconditionally guaranteed on a senior basis by WinStar ("Note Guarantee"). The Note Guarantee is an unsecured, senior obligation of WinStar, ranking pari passu in right of payment with all existing and future senior indebtedness of WinStar, and will be senior in right of payment to all existing and future subordinated indebtedness of WinStar. The New Senior Secured Notes will be secured by liens on Designated Equipment (as defined below) purchased with proceeds of the August 1997 Debt Placement.

         Interest on the New Senior Secured Notes will accrue at a rate of 12 1/2% per annum and be payable semiannually on March 15 and September 15 of each year, commencing September 15, 1997. The New Senior Secured Notes will mature on March 15, 2004 and are redeemable on or after March 15, 2002 at the option of the Company.

         The proceeds of the New Senior Secured Notes will be used by the Company to acquire telecommunications equipment, inventory and related software and other property ("Designated Equipment"), including radios, antennae, switches, cable, service vehicles and related equipment and software, used in WinStar's business and for the buildout of its telecommunications operations for lease to WinStar's operating subsidiaries and others and to pay certain costs, including installation costs, related thereto ("Acquisition Costs").

         The New Senior Secured Notes were issued pursuant to, and are governed by, the terms of an indenture (the "Indenture") among the Company, as issuer of the New Senior Secured Notes, WinStar, as guarantor, and United States Trust Company of New York ("Trustee"), as trustee. Under the Indenture, the Company and WinStar are subject to restrictions substantially similar to the restrictions on WinStar contained in an indenture between WinStar and the Trustee with respect to certain notes issued in October 1995 (the "1995 Notes") and indentures among WinStar, WEC and the Trustee with respect to certain notes issued in the March 1997 Debt Placement. Such restrictions include, among others, restrictions with respect to the incurrence of additional indebtedness, the creation of liens or encumbrances, the making of certain restricted payments, including investments outside WinStar's telecommunications operations, and sales of assets, in each case, of WinStar and certain of its subsidiaries, and changes of control of WinStar.

         Upon consummation of the August 1997 Debt Placement, the Company and WinStar entered into a Registration Rights Agreement (the "Registration Rights Agreement") with the Initial Purchasers, which requires the Company and WinStar to effect a registered exchange offer pursuant to which the

New Senior Secured Notes may be exchanged by the holders thereof for notes (the "Exchange Notes") having terms substantially identical to such exchanged New Senior Secured Notes (except with respect to transfer restrictions). Each of the Company and WinStar has agreed to its best efforts to have the registration statement in connection with such exchange offer filed by September 22, 1997, declared effective by the Securities and Exchange Commission ("SEC") by January 5, 1998 and to keep the exchange offer open for not less than 30 days (or longer if required by applicable law) after the date that notice thereof is mailed to the holders of the New Senior Secured Notes. Each of the Company and WinStar has further agreed, under certain circumstances, including, among others, their failure to consummate such exchange offer by February 4, 1998, to file a shelf registration statement (a "Shelf Registration Statement") covering resales of the New Senior Secured Notes, and to keep the Shelf Registration Statement effective until the time when the New Senior Secured Notes covered thereby can be sold without an effective registration statement. In the event of a default by the Company or WinStar under the Registration Rights Agreement, interest will accrue on the New Senior Secured Notes from and including the date on which any such default shall occur, but excluding the date on which all defaults with respect to such New Senior Secured Notes have been cured. Such additional interest will be payable in cash, semiannually in arrears, at a rate per annum equal to .50% of the principal amount of the New Senior Secured Notes.

         Except as otherwise described in the Indenture, the New Senior Secured Notes are not redeemable prior to March 15, 2002. Thereafter, the New Senior Secured Notes will be redeemable, at the Company's option, in whole or in part, at the following redemption prices (expressed as a percentage of the principal amount of the New Senior Notes at the time of redemption) plus accrued and unpaid interest, if any:



                                                      Redemption
              Year                                      Price
              2002                                     106.250%
              2003 and thereafter                      103.125%

         In the event that by August 8, 1999, the Company shall not have applied at least $50.0 million to fund the Acquisition Costs of Designated Equipment ($50.0 million less the amount so applied being herein called the "Unused Equipment Amount"), the Company shall redeem the New Senior Secured Notes in an aggregate principal amount equal to the Unused Equipment Amount at a redemption price of 112.50% of such principal amount, plus, in each case accrued and unpaid interest (if any) to the date of such redemption price. The mandatory redemption described herein shall occur no later than August 23, 1999.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

                  Financial Statements.

         None.

                  Pro Forma Financial Information.

         None.

                  Exhibits.

   10.1                       Purchase Agreement between WinStar, the Company and the Initial
                                    Purchasers, dated August 8, 1997

   10.2                       Form of 12 1/2% Senior Secured Note due 2004

   10.3                       Guaranteed Senior Secured Notes Indenture, including form of
                                    Guaranteed Senior Secured Note, dated as of August 1, 1997

   10.4                       Registration Rights Agreement, dated August 8, 1997

   10.5                       Security Agreement, dated August 1, 1997

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 11, 1997                          WINSTAR COMMUNICATIONS, INC.
                                                  ----------------------------
                                                  (Registrant)


                                                    /s/Timothy R. Graham
                                                  ----------------------------
                                                   Timothy R. Graham,
                                                   Executive Vice President

                                  EXHIBIT INDEX


Exhibit Number                      Description
         10.1                       Purchase Agreement between WinStar, the Company and the Initial
                                    Purchasers, dated August 8, 1997

         10.2                       Form of 12 1/2% Senior Secured Note due 2004

         10.3                       Guaranteed Senior Secured Notes Indenture, including form of
                                    Guaranteed Senior Secured Note, dated as of August 1, 1997

         10.4                       Registration Rights Agreement, dated August 8, 1997

         10.5                       Security Agreement, dated August 1, 1997


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